Enteractive, Inc.
Proforma Consolidated Balance Sheet
January 31, 1998

                                                                                                                Proforma
                                                                    Jan. 31             Proforma                 Jan.31
                                                                   ------------------------------------     ------------------
                                                                      1998             Adjustments                1998
                                                                   ------------------------------------     ------------------
ASSETS                                                             (unaudited)
Current Assets
             Cash and Cash Equivalents                                     579,000           2,000,000   (1)       2,579,000
             Accounts Receivable, net                                      244,600                                   244,600
             Assets held for Sale                                           16,900                                    16,900
             Prepaid Expenses and other                                    186,200                                   186,200
                                                                   ------------------------------------     ----------------

                         Total current assets                            1,026,700           2,000,000             3,026,700

             Affiliation Rights                                            552,100                                   552,100
             Property & Equipment                                          539,100                                   539,100
             Other                                                         161,100                                   161,100
                                                                   ------------------------------------     ----------------
Total Assets                                                           $ 2,279,000           2,000,000             4,279,000
                                                                   ------------------------------------     ----------------

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
             Accounts Payable                                              440,300                                   440,300
             Accrued restructuring                                         297,200                                   297,200
             Accrued payroll and related expenses                           95,800                                    95,800
             Other accrued expenses                                        407,200                                   407,200
             Current Maturities of Long-term debt                          128,500                                   128,500
                                                                   ------------------------------------     ----------------
                         Total current liabilities                       1,369,000                                 1,369,000

Long-term debt, excluding current maturities                               148,800                                   148,800
                                                                   ------------------------------------
                         Total liabilities                               1,517,800                                 1,517,800



Stockholders' Equity
             Preferred Stock, $.01 par value:
             2,000,000 shares authorized; 6,720 and no
                 Class A  6,720 shares issued and outstanding at
                 January 31, 1998                                              100                                       100
                 Class B  2,000 shares to be issued                                                100   (1)             100
             Common Stock, $.01 par value, 50,000,000
             shares authorized; 8,019,555 issued and
             outstanding at January 31, 1998                                77,700              14,000   (2)          91,700

Additional Paid in Capital                                              28,253,600           1,999,900   (1)
                                                                                               (14,000)  (2)      30,239,500
Accumulated Deficit                                                    (27,570,200)                              (27,570,200)
                                                                   -------------------------------------    -----------------
                         Total Stockholders' equity                        761,200           2,000,000             2,761,200
                                                                   ------------------------------------     ----------------
             Total Liabilities and Stockholders' equity                  2,279,000           2,000,000             4,279,000
                                                                   ------------------------------------     ----------------


Proforma Adjustments:

(1) Private placement completed February 20, 1998

(2) 1,397,321 common shares issued in connection with warrant exchange completed on February 6, 1998

Note:
The January balance sheet has been prepared by management directly from the Comapny's general ledger without audit and without the rigor applied to the Companies quarterly financial statements. The balance sheet includes normal recurring entries. They should be read in conjuncition with the Company's finanical statements and related notes in the May 31, 1997 Annual Report on Form 10-KSB.